UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 26, 2006
HERCULES TECHNOLOGY GROWTH CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)
525 University Avenue
Suite 700
Palo Alto, CA 94301
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 289-3060
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01 Entry into a Material Definitive Agreement.
          On July 26, 2006, the board of directors of Hercules Technology Growth Capital, Inc. (the “Company”) approved additional retainer fees for each of its non-interested directors. Mr. Badavas will receive an additional $29,000, Mr. Chow will receive an additional $113,000 and Mr. Woodward will receive an additional $113,000. Each of the non-interested directors may receive their retainer fees in either cash or stock in lieu of cash. The board of directors approved the issuance of additional retainer fees in the aggregate amount of up to $300,000 per quarter for the next three quarters.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2006	HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

	By:	/s/ Scott Harvey

Scott Harvey Chief Legal Officer